Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Esports Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Esports Technologies, Inc.
197 E. California Ave. Ste. 302

Las Vegas, NV 89104

To the Stockholders of Esports Technologies, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Esports Technologies, Inc. (the “Company”). The Annual Meeting will be held virtually at 9:00 a.m. Eastern Time on February 9, 2022, or at such other time or such other date to which the meeting may be adjourned. In the interest of public health, and due to the continuing public health impact of the coronavirus pandemic (“COVID-19”), we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

We have prepared a proxy statement with detailed information about the matters that will be covered at the Annual Meeting. We urge you to read the proxy statement carefully.

If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.virtualshareholdermeeting.com/EBET2022 and entering the 16-digit control number included on your Proxy Card. If, as of the close of business on the Record Date, you owned your shares in “street name” (i.e., through a bank, broker or other nominee), you are invited to attend the Annual Meeting, but may vote there only if you hold a “legal proxy” from your bank, broker or other nominee for the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Only shareholders who held shares at the close of business on the record date, December 30, 2021, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, by telephone, or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We look forward to seeing you virtually on February 9, 2022.

Very truly yours,

Esports Technologies, Inc.

By:	/s/ Aaron Speach
Aaron Speach
Chief Executive Officer, President and Director

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on February 9, 2022.

Electronic copies of the Notice of Annual Stockholder Meeting, our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2021 (the “Annual Report”) are available online at www.proxyvote.com.

Esports Technologies, Inc.

197 E. California Ave. Ste. 302

Las Vegas, NV 89104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 To Be Held February 9, 2022

TO THE STOCKHOLDERS OF ESPORTS TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Esports Technologies, Inc. (the “Company”) will be held on February 9, 2022, at 9:00 a.m. Eastern Time. Due to the continuing public health impact of the coronavirus pandemic (“COVID-19”), we have determined that the Annual Meeting will be held in a virtual meeting format via the Internet. You will not be able to attend the Annual Meeting in person. You can virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/EBET2022, where you will be able to vote electronically and submit questions during the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log in page.

At the Annual Meeting, the items of business to be voted on are:

1.	To elect four Board nominees to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of PWR CPA, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2022.

3.	To approve an increase in the number of shares of common stock authorized for issuance under the Company’s 2020 Stock Plan (the “2020 Plan”) by 1,000,000 shares.

4.	For purposes of complying with Nasdaq Listing Rule 5635, to approve (i) the conversion of the Series A Convertible Preferred Stock issued in a private placement by the Company (the “2021 Private Placement”) into Company common stock, and (ii) the issuance of Company common stock underlying warrants issued in the 2021 Private Placement.

5.	For purposes of complying with Nasdaq Listing Rule 5635, to approve a “weighted-average” anti-dilution share adjustment provision included in a warrant issued to a lender (the “Lender Warrant”), which could result in additional shares of Company common stock being issued.

6.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4 and/or Proposal 5.

7.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Company at the close of business on December 30, 2021 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 197 E. California Ave. Ste. 302, Las Vegas, NV 89104 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting. This Notice of Annual Meeting of Stockholders and proxy statement, along with a proxy card, was first mailed on or about January 13, 2022 to our stockholders of record as of the Record Date. These materials and our Annual Report on Form 10-K for the year ended September 30, 2021 are also available electronically at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly by telephone or via the Internet, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

By Order of the Board of Directors,

ESPORTS TECHNOLOGIES, INC.

/s/ Aaron Speach
Las Vegas, Nevada	Aaron Speach
January 13, 2022	Chief Executive Officer, President and Director

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ESPORTS TECHNOLOGIES, INC.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 9, 2022

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Esports Technologies, Inc., a Nevada corporation (“Esports,” the “Company,” “we,” or “our”), for use at the Annual Meeting of the Company’s stockholders to be held on February 9, 2022, at 9:00 a.m. Eastern Time, and at any adjournments or postponements of the Annual Meeting. You will not be able to attend the Annual Meeting in person. You can virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/EBET2022, where you will be able to vote electronically and submit questions during the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log in page.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. We recommend that you submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	To elect four Board nominees to the Board of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of PWR CPA, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2022.

3.	To approve an increase in the number of shares of common stock authorized for issuance under the Company’s 2020 Stock Plan (the “2020 Plan”) by 1,000,000 shares.

4.	For purposes of complying with Nasdaq Listing Rule 5635, to approve (i) the conversion of the Series A Convertible Preferred Stock issued in a private placement by the Company (the “2021 Private Placement”) into Company common stock, and (ii) the issuance of Company common stock underlying warrants issued in the 2021 Private Placement.

5.	For purposes of complying with Nasdaq Listing Rule 5635, to approve a “weighted-average” anti-dilution share adjustment provision included in a warrant issued to a lender (the “Lender Warrant”), which could result in additional shares of Company common stock being issued.

6.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4 and/or Proposal 5.

7.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

WHO MAY ATTEND THE ANNUAL MEETING AND HOW TO ATTEND?

Our Board has fixed the close of business on December 30, 2021, as the record date for a determination of stockholders of Esports common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Instructions on how to attend and participate in the virtual Annual Meeting are as follows:

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Stockholders of Record

•	Stockholders of record as of the Record Date can participate and vote their shares in the Annual Meeting by visiting www.virtualshareholdermeeting.com/EBET2022 and entering the 16-digit control number included on their Proxy Card.

Beneficial Owners

•	If, as of the close of business on the Record Date, you owned your shares in “street name” (i.e., through a bank, broker or other nominee), you are invited to attend the Annual Meeting, but may participate and vote at the Annual Meeting only if you hold a “legal proxy” from your bank, broker or other nominee for the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

HOW DO I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING?

If you were a shareholder of record at the close of business on the Record Date, you can participate and vote your shares in the Annual Meeting by visiting www.virtualshareholdermeeting.com/EBET2022 and entering the 16-digit control number included on your Proxy Card.

If you hold your shares in street name, you should have received a Notice of Annual Meeting containing voting instructions from your broker, bank or other nominee (“custodian”) rather than from the Company. Simply follow the voting instructions in the Notice of Annual Meeting to ensure that your vote is counted. As discussed above, to vote at the Annual Meeting, you must obtain a valid “legal proxy” from your custodian. Follow the instructions from your custodian included with these proxy materials or contact your custodian to request a proxy form.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

HOW DO I VOTE WITHOUT PARTICIPATING IN THE ANNUAL MEETING?

Shareholders of record may vote without participating in the Annual Meeting by any of the following means:

1.

By Internet.

Up until 11:59 PM Eastern Time of the day before the Annual Meeting, the website address for voting is www.proxyvote.com.

During the Annual Meeting, the website address for voting is www.virtualshareholdermeeting.com/EBET2022.

2.	By Phone. Up until 11:59 PM Eastern Time of the day before the Annual Meeting, Stockholders of record as of the Record Date can vote by phone at 1-800-690-6903.

3.	By Mail. Mark, date, sign and mail promptly the enclosed Proxy Card (a self-addressed envelope is provided for your convenience for mailing in the United States).

Because of possible delays with the mail, we recommend you use the Internet or phone to vote. If you vote by Internet or phone, please do not mail your Proxy Card.

HOW DO I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended September 30, 2021 (the “Annual Report”) are available online at www.proxyvote.com.

WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

On the Record Date, we had 14,191,739 shares of issued and outstanding shares of Esports common stock entitled to vote at the Annual Meeting.

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WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on February 9, 2022. The presence in person or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (i.e., are not entitled to vote) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	“FOR” each of the four nominees for election to our Board of Directors.

2.	“FOR” the ratification of the appointment of PWR CPA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.

3.	“FOR” approval of an increase in the number of shares of common stock authorized for issuance under the 2020 Plan by 1,000,000 shares.

4.	“FOR” approval, for purposes of complying with Nasdaq Listing Rule 5635, of (i) the conversion of the Series A Convertible Preferred Stock issued in the 2021 Private Placement into Company common stock, and (ii) the issuance of Company common stock underlying warrants issued in the 2021 Private Placement.

5.	“FOR” approval, for purposes of complying with Nasdaq Listing Rule 5635, of the “weighted-average” anti-dilution share adjustment provision included in a warrant issued to a lender, which could result in additional shares of Company common stock being issued.

6.	“FOR” authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4 and/or Proposal 5.

7.	In their discretion, upon such other matters as may property come before the meeting.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK OR OTHER AGENT, WILL MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES FOR ME?

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Esports or by voting in person (which would include presence at a virtual meeting) at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your broker, bank or other agent.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

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MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.       You may send in another proxy with a later date.

2.       You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.       You may vote in person (which would include presence at the virtual meeting) at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of “FOR” votes cast by stockholders, present in person or by proxy and entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. As the approval of Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. Abstentions will be counted as votes against the proposal.

Proposal 3: Approval of an increase in the number of shares of common stock authorized for issuance under the 2020 Plan.

The approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 4: Approval of (i) the conversion of the Series A Convertible Preferred Stock issued in the 2021 Private Placement into Company common stock, and (ii) the issuance of Company common stock underlying warrants issued in the 2021 Private Placement.

The approval of Proposal 4 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 5: Approval of a “weighted-average” anti-dilution share adjustment provision included in the Lender Warrant, which could result in additional shares of Company common stock being issued

The approval of Proposal 5 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

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Proposal 6: Authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4 and/or Proposal 5.

The approval of Proposal 6 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our articles of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. Okapi Partners LLC is assisting us with the solicitation of proxies for a fee of $15,000, plus customary disbursements. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

WHERE ARE ESPORTS’ PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of Esports are located at 197 E. California Ave. Ste. 302, Las Vegas, NV 89104 and our telephone number is (888) 411-2726.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT ESPORTS?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Esports, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 30, 2021, regarding beneficial ownership of our common stock by:

•	each of our directors;
•	each of our named executive officers;
•	all directors and executive officers as a group; and
•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Name and Address of Beneficial Owner (1)	Number of Shares (2)		Percent of Class(2)
Directors and Named Executive Officers
Aaron Speach	500,000	(3)	3.5%
Bart Barden	600,000	(4)	4.2%
James (Jim) Purcell	–	(5)	–
Jason Finch	70,313	(6)	*
Michael Nicklas	50,000	(7)	*
Dennis Neilander	25,000	(8)	*
Christopher S. Downs	–	(9)	–
Directors and Executive Officers as a Group (6 persons)	945,313		7.7%

5% Stockholders
Black Chip Holdings 4495 W Hacienda Ave #12 Las Vegas, NV 89118	942,836	(10)	6.7%
EBJT Management LLC 5874 Lustrous Court Las Vegas, NV 89148	1,416,726	(11)	9.9%
Crossover LLC 720 S 7th Street Ste 300 Las Vegas, NV 89101	1,170,184	(12)	8.3%
Crimson Consulting & Trade LLC 8813 Cortile Drive Las Vegas, NV 89134	1,033,250	(13)	7.3%

* Indicates beneficial ownership of less than 1% of the outstanding common stock

(1) Unless otherwise indicated in the footnotes, the address of the beneficial owners is c/o Esports Technologies, Inc., 197 E. California Ave. Ste. 302, Las Vegas, NV 89104.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by him or her within 60 days from December 30, 2021 upon the exercise of options, warrants or other convertible securities. Percentage is based on 14,191,739 shares of common stock outstanding as of December 30, 2021.

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(3) Consists of 500,000 shares held by Speachless Entertainment LLC. Does not include 200,000 shares in performance stock grants issuable to Mr. Speach pursuant to his employment agreement, that Mr. Speach is eligible to receive as follows: (i) 100,000 shares of our common stock at such date as we reach total gross revenues of $10,000,000 in any trailing 12 month period during the term of the employment agreement; and (ii) 100,000 shares of our common stock at such date as we reach total gross revenues of $20,000,000 in any trailing 12 month period during the term of the employment agreement. Does not include 100,000 shares issuable to Mr. Speach pursuant to a restricted stock unit award that will vest in four equal annual installments beginning on October 1, 2022.

(4) Includes 600,000 shares underlying an option issued to Mr. Barden in October 2020 to purchase 1,200,000 shares at an exercise price of $0.25 per share, which vests in four equal installments, with the final two installments occurring in October 2023 and October 2024, provided Mr. Barden is employed by us on each such vesting date. Does not include 25,000 shares issuable to Mr. Barden pursuant to a restricted stock unit award that will vest in four equal annual installments beginning on October 1, 2022.

(5) Does not include a seven-year option issued to Mr. Purcell to purchase 280,000 shares at an exercise price of $2.00 per share, which vests in four equal installments commencing March 18, 2022, provided Mr. Purcell is employed by us on each such vesting date. Does not include 20,000 shares issuable to Mr. Purcell pursuant to a restricted stock unit award that will vest in four equal annual installments beginning on December 22, 2022.

(6) Includes 70,313 shares underlying a ten-year option issued to Mr. Finch in October 2020 at an exercise price of $0.25 per share. Does not include 187,500 shares issuable to Mr. Finch pursuant to a restricted stock unit award that will vest in three equal annual installments beginning on October 15, 2022. Does not include 300,000 shares issuable to Mr. Finch pursuant to a restricted stock unit award that will vest upon the achievement of certain milestones as described in “Compensation of Directors and Executive Officers – Narrative to Summary Compensation Table”

(7) Includes 50,000 shares underlying a ten-year option issued to Mr. Nicklas in November 2020 to purchase 100,000 shares at an exercise price of $2.00 per share, which vests in two equal installments on each of the succeeding two anniversary dates of the option grant, provided Mr. Nicklas is serving as a director on each such vesting date.

(8) Includes 25,000 shares underlying a ten-year option issued to Mr. Neilander in January 2021 to purchase 75,000 shares at an exercise price of $2.00 per share, which vests in three equal installments on each of the succeeding three anniversary dates of the option grant, provided Mr. Neilander is serving as a director on each such vesting date.

(9) Does not include a ten-year option issued to Mr. Downs in March 2021 to purchase 75,000 shares at an exercise price of $3.00 per share, which vests in three equal installments on each of the succeeding three anniversary dates of the option grant, provided Mr. Downs is serving as a director on each such vesting date.

(10) Gary Hosman has voting and dispositive power over the shares held by Black Chip Holdings.

(11) Keith Williams has voting and dispositive power over the shares held by EBJT Management LLC.

(12) Anthony Sgro has voting and dispositive power over the shares held by Crossover LLC.

(13) Jody Allgood has voting and dispositive power over the shares held by Crimson Consulting & Trade LLC.

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INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of December 30, 2021. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Directors

Name	Age	Position

Aaron Speach	33	Chairman of the Board, President and Chief Executive Officer
Christopher S. Downs	43	Director
Dennis Neilander	60	Director
Michael Nicklas	60	Director

Set forth below is biographical information about each of the individuals named in the tables above:

Aaron Speach – Founder, President and CEO. Mr. Speach joined us in September 2020, but was one of the founding members of ESEG Limited in 2016, which is now a wholly owned subsidiary of the Company. From April 2015 until June 2017, Mr. Speach was a Sales Director at Ninthlink, which is a full service marketing agency, during which Mr. Speach managed various Fortune 500 clients. From June 2017 to June 2019, Mr. Speach worked for Speachless Entertainment LLC, a marketing agency, which he owns and which provided services to ESEG Limited. From June 2019 until September 2020, Mr. Speach was a District Director of Stores at Pirch, which is a luxury appliance retailer. We believe Mr. Speach’s history with our company and background, coupled with his extensive marketing experience in the esports industry, provide him with the qualifications to serve as a director.

Christopher S. Downs – Director. Mr. Downs joined Esports as a director in March 2021. Mr. Downs has served as chief financial officer of CNS Pharmaceuticals, Inc. since November 2019. From March 2018 until September 2019, Mr. Downs served as vice president of finance and treasurer of Innovative Aftermarket Systems, L.P., a privately held provider of finance and insurance solutions. Mr. Downs served as director of finance (from June 2011 to September 2013), vice president and treasurer (October 2013 to August 2016), executive vice president and interim chief financial officer (August 2016 to May 2017), and executive vice president, interim chief financial officer and member of the office of the president (May 2017 to March 2018) for InfuSystem Holdings, Inc., a supplier of infusion services to oncologists in the United States. Mr. Downs spent 10 years in investment banking with various firms including Citigroup. Mr. Downs is a graduate of the United States Military Academy at West Point where he earned his Bachelor of Science. Mr. Downs earned his MBA at Columbia Business School and his Master of Science in Accounting at the University of Houston-Clear Lake. Mr. Downs is a Certified Public Accountant in Utah and Texas. We believe Mr. Downs’ financial and accounting background provide him with the qualifications to serve as a director.

Dennis Neilander – Director. Mr. Neilander joined Esports as a director in January 2021. Since June 2011, Mr. Neilander has been of counsel at the law firm of Kaempfer Crowell. Mr. Neilander is the former Chairman of the Nevada State Gaming Control Board (GCB). His practice focuses on gaming, administrative law and government affairs. Mr. Neilander served as a Member of the GCB from 1998 until the end of 2010, and was Chairman of the GCB for the last 10 years of his tenure. Mr. Neilander also served as Chairman of the GCB’s Audit Committee that was responsible for full scope compliance and revenue audits for Nevada casinos. From July 1995 until September 1998, Mr. Neilander was Chief of the GCB Corporate Securities Division, which regulates the publicly traded gaming companies that operate in Nevada. Mr. Neilander holds a J.D. from the University Of Denver College Of Law and a B.A. from the University of Northern Colorado. We believe Mr. Neilander’s gaming background and regulatory experience provide him with the qualifications to serve as a director.

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Michael Nicklas – Director. Mr. Nicklas joined Esports as a director in November 2020. Since 2003, Mr. Nicklas has served as the president of Backflips Inc., a swimwear manufacturer. A C-suite executive working with major Brands that have included Nike, Reebok, Ralph Lauren, Jennifer Lopez, Speedo and Anne Klein. Mr. Nicklas is a graduate of the University of New Hampshire Peter T. Paul College of Business and Economics where he earned his Bachelor of Science degree in Business Administration. We believe Mr. Nicklas’ marketing background and business experience with major brands provide him with the qualifications to serve as a director.

Executive Officers

Bart Barden	46	Chief Operating Officer	September 2020
James (Jim) Purcell	50	Chief Financial Officer	March 2021

Set forth below is biographical information about each of the individuals named in the table above. Biographical information for Mr. Speach’s is provided above under the section entitled “Directors.”

Bart Barden – Chief Operating Officer. Mr. Barden joined us in September 2020. Mr. Barden has extensive operations, product, licensing and commercial experience in the wagering platform space. Previously, as Managing Director at Estars from January 2018 until March 2020, Mr. Barden was responsible for all operational aspects of the platform, including leading current and future product strategy, commercial and analytics and business development, and international expansion. From May 2013 until November 2017, Mr. Barden was Sr. Director for Paddypower/Betfair (now Flutter) where he focused on the Exchange Business Unit, where he was responsible for the product revenue, spend, partnerships, and state expansion related to Betfair’s Betting Exchange in the U.S. and U.K. markets. He was also responsible for sports opportunity analysis and deal flow for Betfair’s U.S. Business Unit, including fantasy, exchange, and online sports betting opportunities. During his career, Mr. Barden has worked Product and Commercial Leadership Roles at Swrve, Ernst and Young, Microsoft, Electronic Arts, and PopCap Games.

James (Jim) Purcell – Chief Financial Officer. Mr. Purcell began serving as our chief financial officer in March 2021. From April 2015 until March 2021, Mr. Purcell served as chief financial officer for Ocuco, a leading provider of enterprise software to the optical retailing sector, where he was a member of the Board of Directors. From February 2014 until April 2015, Mr. Purcell was global head of external reporting for Arsyta LifeScience Limited. From January 2008 until July 2010, Mr. Purcell served as corporate controller with CryptoLogic, a NASDAQ listed gaming software company. Mr. Purcell started his career with Ernst & Young and is a certified public accountant. Mr. Purcell graduated with honors from University of California, Davis and holds a BSc in Managerial Economics.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

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GOVERNANCE OF THE COMPANY

Our Board of Directors

Our Board of Directors oversees the business affairs of Esports and monitors the performance of management. Pursuant to our Bylaws, the Board of Directors shall consist of no less than one director. Members of the Board of Directors met on 12 occasions during the 2021 fiscal year. We believe that such interaction between fellow Board members and with management provided proper oversight of the Company. In preparation for the listing of the Company’ common stock on the Nasdaq Capital Market in April 2021 (the IPO), the Board established an Audit Committee, Compensation Committee and the Nominating and Governance Committee in March 2021. The Board did not have a standing Audit Committee, Compensation Committee, or Nominating and Governance Committee prior to March 2021. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member (held during the period for which such director was in office).

Our Board is currently comprised of four members, three of whom are independent directors per the NASDAQ Stock Market rules. We believe the size of our Board has been sufficient for a company of our size.

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors within one year of listing. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s Audit Committee, Compensation Committee and Nominating and Governance Committee be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that Audit Committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of Compensation Committee members, the Nasdaq Rules require that our Board must consider additional factors relevant to the duties of a Compensation Committee member, including the source of any compensation we pay to the director and any affiliations with the Company.

Our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that each of our directors, with the exception of Mr. Speach, are independent as defined under the Nasdaq Rules.

Board Committees

We have established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees.

Audit Committee. Our Audit Committee consists of three independent directors. The members of the Audit Committee are Messrs. Nicklas, Neilander and Downs. Mr. Downs is the chairperson of the Audit Committee. The Audit Committee consists exclusively of directors who are financially literate. In addition, Mr. Downs is considered an “Audit Committee financial expert” as defined by the SEC’s rules and regulations. The Audit Committee met on three occasions during the 2021 fiscal year.

The Audit Committee responsibilities include:

•	overseeing the compensation and work of and performance by our independent auditor and any other registered public accounting firm performing audit, review or attestation services for us;

•	engaging, retaining and terminating our independent auditor and determining the terms thereof;

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•	assessing the qualifications, performance and independence of the independent auditor;

•	evaluating whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence;

•	reviewing and discussing the audit results, including any comments and recommendations of the independent auditor and the responses of management to such recommendations;

•	reviewing and discussing the annual and quarterly financial statements with management and the independent auditor;

•	producing a committee report for inclusion in applicable SEC filings;

•	reviewing the adequacy and effectiveness of internal controls and procedures;

•	establishing procedures regarding the receipt, retention and treatment of complaints received regarding the accounting, internal accounting controls, or auditing matters and conducting or authorizing investigations into any matters within the scope of the responsibility of the Audit Committee; and

•	reviewing transactions with related persons for potential conflict of interest situations.

Compensation Committee. Our Compensation Committee consists of three independent directors. The members of the Compensation Committee are Messrs. Nicklas, Neilander and Downs. Mr. Nicklas is the chairperson of the Compensation Committee. The Compensation Committee met on two occasions during the 2021 fiscal year. The Compensation Committee has primary responsibility for:

•	reviewing and recommending all elements and amounts of compensation for each executive officer, including any performance goals applicable to those executive officers;

•	reviewing and recommending for approval the adoption, any amendment and termination of all cash and equity-based incentive compensation plans;

•	once required by applicable law, causing to be prepared a committee report for inclusion in applicable SEC filings;

•	approving any employment agreements, severance agreements or change of control agreements that are entered into with the CEO and certain executive officers; and

•	reviewing and recommending the level and form of non-employee director compensation and benefits.

Nominating and Governance Committee. The Nominating and Governance Committee consists of three independent directors. The members of the Nominating and Governance Committee are Messrs. Nicklas, Neilander and Downs. Mr. Neilander is the chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee’s responsibilities include:

•	recommending persons for election as directors by the stockholders;

•	recommending persons for appointment as directors to the extent necessary to fill any vacancies or newly created directorships;

•	reviewing annually the skills and characteristics required of directors and each incumbent director’s continued service on the board;

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•	reviewing any stockholder proposals and nominations for directors;

•	advising the board of directors on the appropriate structure and operations of the board and its committees;

•	reviewing and recommending standing board committee assignments;

•	developing and recommending to the board Corporate Governance Guidelines, a Code of Business Conduct and Ethics and other corporate governance policies and programs and reviewing such guidelines, code and any other policies and programs at least annually;

•	making recommendations to the board as to determinations of director independence; and

•	making recommendations to the board regarding corporate governance based upon developments, trends, and best practices.

The Nominating and Governance Committee will consider stockholder recommendations for candidates for the board of directors.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting. This Annual Meeting will be our first Annual Meeting as a public company.

Board Leadership Structure and Role in Risk Oversight

Mr. Speach, our Chairman of the Board, is also our Chief Executive Officer and President. Mr. Speach is the only director on our Board who is not independent. We believe that Mr. Speach, our CEO, is best situated to serve as Chairman because he is the director most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.

Our Board leadership structure has been effective for the Company. We believe that having a combined chief executive officer and chairman of the Board, and an independent chair for each of our Board committees (i.e., the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee) provides the right form of leadership for the Company. A combined chief executive officer and chairman role allows for more productive meetings. As our CEO is responsible for managing the Company on a day to day basis, his direct involvement in our business operations makes him best positioned to lead the Board in productive strategic planning sessions and to determine the time allocated to each agenda item in discussions of our Company’s short and long-term objectives. The current combined role of Chairman and CEO also facilitates information flow between management and the Board and promotes strategy development and execution, which are essential to effective governance. In addition to the leadership provided by our Chairman and CEO, we have strong oversight of Company operations by experienced independent directors who chair each of our Board’s standing committees. Our three independent directors bring experience, oversight and expertise from outside the Company and from a variety of industries, while Mr. Speach brings extensive experience and expertise specifically related to the Company’s business.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the current combined role of Chairman and Chief Executive Officer is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Our Board of Directors is primarily responsible for overseeing our risk management processes on behalf of the Company. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

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Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating and Governance Committee, the Audit Committee and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Secretary of the Company (the “Corporate Secretary”) in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to our Board of Directors at any annual meeting at which the Board has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Corporate Secretary, providing the candidates name, biographical data and other relevant information together with a consent from the nominee. The submission must comply with our Bylaws and must be received at our principal executive offices 120 days prior to the anniversary date of the mailing date of our previous year’s proxy statement so as to permit the Board of Directors time to evaluate the qualifications of the nominee.

We have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions.

Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at Esports Technologies, Inc., 197 E. California Ave. Ste. 302, Las Vegas, NV 89104. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of Esports. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is available on the Corporate Governance section of our website, which is located at www.esportstechnologies.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K filed with the SEC. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

Summary Compensation Table

The following table provides information regarding the compensation earned during the fiscal years ended September 30, 2021 and 2020 by (i) our principal executive officer, (ii) our two other most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of September 30, 2021, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended September 30, 2021 (the “named executive officers”).

Name and Principal Position	Year	Salary($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All other compensation ($)	Total ($)
Aaron Speach, Chief Executive Officer	2021	175,151	–	400,000	–	28,500 (2)	603,651
and President	2020	4,250	–	–	–	46,958 (3)	51,208
Bart Barden, Chief Operating Officer (4) (6)	2021	257,432	100,000	–	2,572,640	10,847 (2)	2,940,918
James Purcell, Chief Financial Officer (4)(5)	2021	115,542	53,906	–	432,756	8,344 (2)	610,547
Jason Finch, Chief Technical Officer (6)	2021	240,530	–	975,000	128,462	–	1,361,242

____________________

(1)	Amounts shown in the “Stock Awards” and “Option Awards” column reflect the aggregate grant date fair value calculated in accordance with FASB ASC 718 for the respective fiscal year with respect to the stock award or stock options granted to our named executive officers. Amounts reflect our accounting for these grants and do not necessarily correspond to the actual values that may be realized by our named executive officers. The grant date fair values of these option grants were calculated at the grant date using the Black-Scholes option pricing model. The assumptions used for the valuations are set forth in Note 5 – Stockholders’ Equity in the Notes included in the Annual Report. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions.

(2)	Consists of travel stipend and healthcare stipend.

(3)	Consists of consulting fees paid to Speachless Consulting LLC, which is owned by Mr. Speach.

(4)	All amounts converted from Euro (€) to US Dollar ($) were converted at exchange rate of €1.00 to $1.192, which was the approximate weighted average exchange rate for the applicable year.

(5)	Mr. Purcell joined the Company in March 2021.

(6)	Messrs. Barden and Finch joined the Company in October 2021.

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Narrative to Summary Compensation Table

Aaron Speach, Chief Executive Officer and President

On November 5, 2021, we entered into an amended and restated employment agreement, effective October 1, 2021, with Aaron Speach pursuant to which Mr. Speach agreed to continue to serve as our Chief Executive Officer for an initial term of three years. The agreement provides for an initial annual base salary of $315,000, which may be increased to $350,000 retroactively as of the effective date provided the closing and consummation of the share purchase transaction by and between Company and Aspire Global plc occurs (which closing occurred on November 29, 2021). Pursuant to the agreement, Mr. Speach is eligible for an annual bonus of up to 75% of his base salary, as determined solely at the discretion of the Compensation Committee. Pursuant to the agreement, if Mr. Speach is required to be located outside of the United States for a period of 30 consecutive days or more, we will pay him a pro-rated monthly travel stipend of $3,500 for each month that he is so required to live outside of the United States. Pursuant to the agreement, Mr. Speach is eligible to receive the following potential performance stock grants: (i) 100,000 shares of Company common stock at such date as the Company reaches total gross revenues of $10,000,000 in any trailing 12 month period during the term of the employment agreement; and (ii) 100,000 shares of Company common stock at such date as the Company reaches total gross revenues of $20,000,000 in any trailing 12 month period during the term of the employment agreement. Contemporaneous with the execution of the agreement, Mr. Speach received a restricted stock unit award (the “RSU Grant”) for 100,000 shares of Company common stock. The RSU Grant vests in four equal annual installments, provided Mr. Speach is employed on each such vesting date. If Mr. Speach’s employment is terminated at our election without “cause” (as defined in the agreement), Mr. Speach shall be entitled to receive severance payments equal to 150% of the balance due of Mr. Speach’s base salary for the remainder of the initial term of three years.

Bart Barden, Chief Operating Officer

On November 5, 2021, we entered into an amended and restated employment agreement, effective October 1, 2021, with Bart Barden pursuant to which Mr. Barden will continue to serve as our Chief Operating Officer. The initial term of the employment agreement will continue for a period of 12 months. The employment agreement provides for an initial annual base salary of €213,400, which may be increased to €237,000 retroactively as of the effective date provided the closing and consummation of the share purchase transaction by and between Company and Aspire Global plc occurs (which closing occurred on November 29, 2021). Pursuant to the agreement, Mr. Barden is eligible for an annual bonus of up to 50% of his base salary, as determined solely at the discretion of the Compensation Committee. Contemporaneous with the execution of the agreement, Mr. Barden received a restricted stock unit award (the “RSU Grant”) for 25,000 shares of Company common stock. The RSU Grant shall vest in four equal annual installments, provided Mr. Barden is employed on each such vesting date. On October 1, 2020, Mr. Barden was granted an option to purchase 1,200,000 shares at an exercise price of $0.25 per share, which vests in four equal installments, provided Mr. Barden is employed by us on each such vesting date, on each of the succeeding four anniversary dates of the option grant, provided that the second annual installment shall vest on the earlier of the second anniversary of the grant and the 451st day after this issuance provided we completed our IPO.

Pursuant to the agreement, if we terminate Mr. Barden, we will be required to provide Mr. Barden with (i) 180 days’ notice if the termination occurs prior to Mr. Barden providing us two years’ service; (ii) 240 days’ notice if the termination occurs after Mr. Barden provides us two years’ service but prior to Mr. Barden providing us three years’ service; (iii) one year notice if the termination occurs after Mr. Barden provides us three years’ service but prior to Mr. Barden providing us five years’ service; and (iv) two year notice if the termination occurs after Mr. Barden provides us five years’ service.

James (Jim) Purcell, Chief Financial Officer

On December 22, 2021, we entered into an amended and restated employment agreement, effective October 1, 2021, with Jim Purcell pursuant to which Mr. Purcell will continue to serve as our Chief Financial Officer. The employment agreement provides for an initial annual base salary of €213,400. In addition, Mr. Purcell is eligible for the following additional payments: (a) a €1,000 per month health care and benefit stipend. Pursuant to the agreement, Mr. Purcell is eligible for an annual bonus of up to 40% of his base salary, as determined solely at the discretion of the Compensation Committee. Contemporaneous with the execution of the agreement, Mr. Purcell received a restricted stock unit award (the “RSU Grant”) for 20,000 shares of Company common stock. The RSU Grant shall vest in four equal annual installments, provided Mr. Purcell is employed on each such vesting date. On December 16, 2020, Mr. Purcell was granted a seven-year option to purchase 280,000 shares of our common stock at an exercise price of $2.00 per share, which vests in four equal installments, provided Mr. Purcell is employed by us on each such vesting date.

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Jason Finch, Chief Technology Officer

On October 15, 2020, we entered into an employment agreement with Jason Finch pursuant to which Mr. Finch serves as our Chief Technology Officer. The agreement provides for an initial annual base salary of $250,000, which may be increased by us during the term of the agreement. Pursuant to the agreement, Mr. Finch received two restricted stock unit awards (the “RSU Grant”). The first award is for 187,500 shares of common stock and vests in three equal annual installments commencing October 15, 2022, provided Mr. Finch is employed on each such vesting date. The second award is for 300,000 shares of common stock and vests as follows, provided Mr. Finch is employed on each such vesting date: (i) 100,000 shares granted (with an additional 4-year vesting period to begin upon the achievement of this milestone) on launch of trading platform with external revenue generated (paying customer); (ii) 100,000 shares granted on $15,000,000 total revenue generated from business for any trailing 12-month period; and (iii) 100,000 shares granted on first successful model/pricing/trading services live integration servicing external customers. If Mr. Finch’s employment is terminated at our election without “cause” or by Mr. Finch for “good reason”, Mr. Finch shall be entitled to receive severance payments equal to either (at Mr. Finch’s discretion): (i) 12 months of base salary; or (ii) the acceleration of the stock grant such that he vests in one extra year of the current year grant.

Outstanding Equity Awards At Fiscal Year-End

The following tables provide information on holdings of stock options and stock awards as of September 30, 2021, by our named executive officers. Each equity grant is shown separately for each named executive officers.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Aaron Speach (2)	–	–	–	–	–	–	–	200,000	6,714,000

Bart Barden (3)	600,000	600,000	–	0.25	10/01/2030	–	–	–	–

James (Jim) Purcell (4)	–	280,000	–	2.00	03/18/2028	–	–	–	–

Jason Finch (5)	–	70,313	–	0.25	10/15/2030	487,500 (6)	16,365,375	–	–

(1)	The market values of the common stock reported in this table are calculated based on the closing market price of the common stock on Nasdaq on September 30, 2021, which was $33.57 per share.

(2)	The restricted stock units vest as follows: (i) 100,000 shares of common stock at such date as the Company reaches total gross revenues of $10,000,000 in any trailing 12 month period during the term of the employment agreement between the reporting person and the Company; and (ii) 100,000 shares of common stock at such date as the Company reaches total gross revenues of $20,000,000 in any trailing 12 month period during the term of the employment agreement between the reporting person and the Company.

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(3)	The stock option vests in four equal annual installments beginning on the first anniversary of the issuance date, or October 1, 2020, subject to the grantee's continued service to the Company on each vesting date; provided the second instalment of 300,000 shares was accelerated to the 451st day after issuance provided that the Company was listed on a national securities exchange (the IPO).

(4)	The stock option vests in four equal annual installments beginning on the first anniversary of the issuance date, or March 18, 2021, subject to the grantee's continued service to the Company on each vesting date.

(5)	The stock option vested October 15, 2021.

(6)	Consists of: (i) 187,500 restricted stock units that vest in three equal installments of 62,500 shares of common stock on October 15, 2022; October 15, 2023; and October 15, 2024; and (ii) 300,000 restricted stock units that vests as follows: (i) 100,000 shares granted (with an additional 4-year vesting period to begin upon the achievement of this milestone) on launch of trading platform with external revenue generated (paying customer); (ii) 100,000 shares granted on $15,000,000 total revenue generated from business for any trailing 12-month period; and (iii) 100,000 shares granted on first successful model/pricing/trading services live integration servicing external customers.

Director Compensation

The table below summarizes all compensation of our non-employee directors for our last completed fiscal year.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Michael Nicklas (2)	$–	$135,984	$135,984
Dennis Neilander (3)	$–	$112,711	$112,711
Christopher S. Downs (4)	$–	$181,393	$181,393

(1)	Amounts shown in the “Option Awards” column reflect the aggregate grant date fair value calculated in accordance with FASB ASC 718 for the respective fiscal year with respect to stock options granted to our directors. Amounts reflect our accounting for these option grants and do not necessarily correspond to the actual values that may be realized by our directors. The grant date fair values of these option grants were calculated at the grant date using the Black-Scholes option pricing model. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions.

(2)	Upon the appointment of the Mr. Nicklas to the Board in November 2020, we issued Mr. Nicklas an option to purchase 100,000 shares of our common stock at an exercise price of $2.00 vesting in two annual installments provided Mr. Nicklas is serving as a director on such vesting dates. The first installment vested in November 2021.

(3)	Upon the appointment of the Mr. Neilander to the Board in January 2021, we issued Mr. Neilander an option to purchase 75,000 shares of our common stock at an exercise price of $2.00 vesting in three annual installments provided Mr. Neilander is serving as a director on such vesting dates. The first installment vests in January 2022.

(4)

Upon the appointment of the Mr. Downs to the Board in March 2021, we issued Mr. Downs an option to purchase 75,000 shares of our common stock at an exercise price of $3.00 vesting in three annual installments provided Mr. Downs is serving as a director on such vesting dates. The first installment vests in March 2022.

On November 5, 2021, our Board of Directors, upon recommendation of the Compensation Committee, approved the following policy for compensating non-employee members of the Board. Each independent director shall receive annual cash compensation of $40,000. In addition, the chairperson of the Audit Committee, Compensation Committee and Nominating and Governance Committee shall receive an annual compensation of $15,000, $10,000 and $5,000, respectively; the other members of such committees shall receive an annual compensation of $7,500, $5,000 and $2,500, respectively. In addition, we agreed to pay a one-time make-whole payment to the independent directors for services rendered since our initial public offering of $27,000.

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RELATED PARTY TRANSACTIONS

On September 24, 2020, we entered into an exchange agreement with the members of Global E-sports Entertainment Group, LLC pursuant to which we acquired 100% of the entity and issued the members an aggregate of 7,340,421 shares of our common stock. We issued the foregoing shares as follows: (i) Black Chip Holdings received 2,125,667 shares; (ii) Crossover LLC received 1,262,684 shares; (iii) Crimson Consulting & Trade LLC received 1,258,250 shares; (iv) EBJT Management LLC received 1,729,484 shares; and (v) Speachless Entertainment LLC, an entity owned by our Chairman and Chief Executive Officer, Mr. Speach, received 500,000 shares.

During the year ended September 30, 2020, Gogawi Inc., which is owned by certain of our pre-IPO shareholders, paid expenses of $152,888 on our behalf. The advances have been repaid.

On November 10, 2020, we entered into an employment agreement with Michal Barden, a family member of our Chief Operating Officer, to serve as our marketing director. The employment agreement provides for an annual salary of $132,000, a technology allowance of $5,000, and an award of 30,000 shares of common stock issued under our Equity Incentive Plan, vesting in four equal annual installments.

We engaged a firm owned by Matthew Lourie, our prior Chief Financial Officer, to provide financial reporting services. For the year ended September 30, 2020, we incurred consulting fees of $38,379 and owed the consulting company $13,838, which were paid subsequent to September 30, 2020.

We operate out of office space owned by Crimson Consulting & Trade LLC, a pre-IPO shareholder, on a rent-free basis.

Policies and Procedures for Related Party Transactions

Our Audit Committee charter provides that our Audit Committee is responsible for reviewing and approving in advance any related party transaction. This covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In determining whether to approve a proposed transaction, our Audit Committee will consider all relevant facts and circumstances including: (i) the materiality and character of the related party’s direct or indirect interest; (ii) the commercial reasonableness of the terms; (iii) the benefit or perceived benefit, or lack thereof, to us; (iv) the opportunity cost of alternate transactions; and (v) the actual or apparent conflict of interest of the related party. All of the transactions described in this section occurred prior to the creation of our Audit Committee and the adoption of this policy.

DELINQUENT SECTION 16(A) REPORTS

Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Exchange Act, and written representations from the Section 16 officers and directors that no other reports were required, the Company reports that we believe all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock or similar reportable transactions which took place during the 2021 fiscal year were timely filed with the SEC, except the Form 3 for a 10% shareholder, EBJT Management LLC..

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of four members: Aaron Speach, Michael Nicklas, Dennis Neilander and Christopher S. Downs. The Nominating and Governance Committee nominated, and the Board approved and recommended, all of the current members of our Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders, or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of votes cast by stockholders, present in person or by proxy and entitled to vote at the Annual Meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

The Board unanimously recommends that stockholders vote “FOR” each of the four nominees for election to our Board of Directors.

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PROPOSAL 2: TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected PWR CPA, LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2022. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of PWR CPA, LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Aggregate fees for professional services rendered by PWR CPA, LLP for their services for the fiscal years ended September 30, 2021 and 2020, respectively, were as follows:

	2021	2020
Audit Fees	$37,00	$37,000
Audit-Related Fees	21,000	–
Tax Fees	3,000	3,000
All Other Fees	11,637	–
Totals	$72,637	$40,000

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

Vote Required and Recommendation of the Board of Directors

The approval of this Proposal 2 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. As the approval of Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. Abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of PWR CPA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.

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AUDIT COMMITTEE REPORT

Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. PWR CPA, LLP the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with management and PWR CPA, LLP the Company’s audited financial statements. We discussed with PWR CPA, LLP the overall scope and plans of their audit. We met with PWR CPA, LLP, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended September 30, 2021, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of September 30, 2021, and for the year then ended; (ii) discussed with PWR CPA, LLP the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from PWR CPA, LLP required by applicable requirements of the PCAOB regarding PWR CPA, LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with PWR CPA, LLP their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Michael Nicklas

Dennis Neilander

Christopher S. Downs

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PROPOSAL 3: APPROVAL OF SHARE INCREASE UNDER THE COMPANY’S 2020 STOCK PLAN

Our Board of Directors established the Esports Technologies, Inc. 2020 Stock Plan (the “2020 Plan”) effective December 9, 2020. The 2020 Plan, as originally approved, provides for the issuance of a maximum of 4,000,000 shares of common stock in connection with the grant of options and/or other stock-based or stock-denominated awards. The Board of Directors, upon the recommendation of the Compensation Committee, has approved an amendment to the Plan to increase the aggregate number of shares authorized for issuance by 1,000,000 shares.

As of December 20, 2021, we had 117,902 shares available for issuance under the 2020 Plan. Our Board of Directors believes that attracting, retaining and rewarding directors, officers, other employees and persons who provide services to the Company and enabling such persons to acquire or increase a proprietary interest in the Company has been and will continue to be essential to our growth and success. The 2020 Plan enables us to continue to maintain a compensation program with different types of incentives for motivating such individuals and encouraging them to give us long-term, excellent service. Accordingly, our Board of Directors believes that it is in the best interests of the Company to increase the total number of shares authorized for issuance under the 2020 Plan by 1,000,000 shares (the “Increase”), which would enable us to continue to make grants under the 2020 Plan in the future. The Board of Directors expects the Increase to be a sufficient number of shares to provide for one additional year of grants under the Plan.

Reasons for Stockholder Approval

The Board of Directors seeks stockholder approval of the Increase under the rules of the SEC and Nasdaq. In addition, stockholder approval will continue to permit designated stock options to qualify as incentive stock options under the Internal Revenue Code. Such qualification can give the holder of the options more favorable tax treatment. The approval of the Increase will not affect the Company’s ability to make stock-based or cash-based awards outside of the 2020 Plan to the extent consistent with applicable law and stock exchange rules. (Approval of Proposal 3 will be considered approval of the 2020 Plan for purposes of the incentive stock option rules under the Code.)

Potential Dilution

The aggregate number of shares of common stock that may be issued under the 2020 Plan will not exceed 5,000,000 shares, subject to adjustment upon the occurrence of certain transactions or events that would also otherwise adjust our common stock. Upon approval of the Increase, an aggregate of 1,117,902 shares will be available for issuance under the 2020 Plan.

Key Features Designed to Protect Stockholders’ Interests

The design of the 2020 Plan reflects our commitment to corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the plan:

Independent administrator. The Compensation Committee of the Board of Directors, which is comprised solely of non-employee directors, administers the 2020 Plan.

No evergreen feature. The maximum number of shares available for issuance under the 2020 Plan is fixed and cannot be increased without stockholder approval.

Repricing prohibited. Stockholder approval is required for any repricing of any stock options or stock appreciation rights.

Limitations on Dividend Payments on Awards. Dividends and dividend equivalents on all stock units and stock awards are paid only to the extent the awards vest, and no dividends or dividend equivalents are ever paid on stock options or stock appreciation rights.

No discount awards; maximum term specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value on the date the award is granted and a term no longer than ten years’ duration.

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Award design flexibility. Different kinds of awards may be granted under the 2020 Plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support the attainment of our strategic goals.

Share counting. The number of shares available for grant under the 2020 Plan is reduced by the gross number of shares subject to awards, and shares withheld for taxes in connection with awards or tendered in payment of an option’s exercise price cannot be used for future grants.

Non-employee director limits. The 2020 Plan contains a limit on the compensation that may be paid to any non-employee member of our Board of Directors in any calendar year.

No tax gross-ups. The 2020 Plan does not provide for tax gross-ups.

Fixed term. The 2020 Plan has a fixed term of ten years from its initial effective date, or December 9, 2030.

Description of 2020 Plan

The 2020 Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants. The following description of the material features of the 2020 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2020 Plan, which is attached to this Proxy Statement as Appendix A. Capitalized terms used in the summary below that are not defined in this Proxy Statement have the meanings set forth in the 2020 Plan.

Administration. The 2020 Plan is administered by the Compensation Committee of the Board of Directors (we refer to the body administering the 2020 Plan as the “Committee”). The Committee has full authority to select the individuals who will receive awards under the 2020 Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

Limit on Non-Employee Director Compensation. Under the 2020 Plan, the aggregate value of all compensation granted or paid to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the 2020 Plan and cash fees paid to such non-employee director, will not exceed $300,000 in total value. For purposes of this limitation, the value of awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Number of Shares of Common Stock. The number of shares of common stock that may be issued under the 2020 Plan is 4,000,000. If this proposal is approved, the number of shares of common stock that may be issued under the 2020 Plan will increase to 5,000,000. As of December 20, 2021, we had 117,902 shares of common stock available for issuance under the 2020 Plan.

Shares issuable under the 2020 Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the 2020 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the 2020 Plan. Shares purchased by us with the proceeds received from a stock option exercise will not be available again for issuance. The number of shares of common stock issuable under the 2020 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the 2020 Plan. No award granted under the 2020 Plan may be transferred, except by will, the laws of descent and distribution.

Of the shares available for issuance: (i) the maximum number issuable as stock options or stock appreciation rights to any employee in any calendar year is 1,500,000, (ii) the maximum number issuable as incentive stock options is 4,000,000 (to be 5,000,000 if this proposal is approved); and (iii) the maximum number of shares issuable as stock awards or such units granted to any employee in any calendar year is 1,500,000.

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Eligibility. All employees designated as key employees for purposes of the 2020 Plan, all non-employee directors and consultants are eligible to receive awards under the 2020 Plan. As of December 20, 2021, 69 employees and all non-employee directors were eligible to participate in the 2020 Plan.

Awards to Participants. The 2020 Plan provides for discretionary awards of stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the 2020 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the 2020 Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividends or dividend equivalents may be paid with respect to stock options.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the earlier of the date the 2020 Plan was adopted or approved by stockholders.

Stock Appreciation Rights. The Committee has the discretion to grant stock appreciation rights to participants. The Committee determines the exercise price for a stock appreciation right, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant in common stock or in cash, at our discretion, an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The Committee has the discretion to set the terms and conditions applicable to the award, including the number of shares subject to the stock appreciation right and the vesting schedule, provided that each stock appreciation right will expire not more than ten years from the date of grant and no dividends or dividend equivalents shall be paid with respect to any stock appreciation right prior to the exercise of the stock appreciation right.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board of Directors. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any stock award subject to restrictions will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse.

Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents will be held by us and paid only to the extent the restrictions lapse.

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Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to us the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing us to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the minimum amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the 2020 Plan or any award agreement, in the event of a “Change in Control” of the Company, the Board of Directors has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the highest level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

Amendment of Award Agreements; Amendment and Termination of the 2020 Plan; Term of the 2020 Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board of Directors may terminate, suspend or amend the 2020 Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed.

Notwithstanding the foregoing, neither the 2020 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation right or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. This prohibition on repricing without stockholder approval does not apply in the case of an equitable adjustment to the awards to reflect changes in the capital structure of the company or similar events.

No awards may be granted under the 2020 Plan on or after the tenth anniversary of the initial effective date of the 2020 Plan, or December 9, 2030.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The 2020 Plan is not qualified under the provisions of section 401(a) of the Code and will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options. A participant will not recognize any income at the time of grant. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

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Incentive Stock Options. A participant will not recognize any income at the time of grant. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to us for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and we generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards/Stock Units. If a participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares without forfeiture at the end of the restriction period. A participant generally will recognize ordinary income upon the receipt of cash or shares pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares without forfeiture at the end of the restriction period. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and we will have to include the amount that was previously deducted from our gross income in the taxable year of the forfeiture.

Stock Appreciation Rights. A participant will not recognize any income at the time of the grant of a stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

On December 20, 2021, the last reported sales price for the common stock was $16.80 per share.

Vote Required and Recommendation of the Board of Directors

This Proposal 3 to approve an increase in the number of shares authorized for issuance under the Company’s 2020 Plan from 4,000,000 shares to 5,000,000 shares requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval of an increase in the number of shares of common stock authorized for issuance under the 2020 Plan by 1,000,000 shares.

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PROPOSAL 4: Approval related to 2021 Private Placement

Background and Overview

On September 30, 2021, we entered into an acquisition agreement with Aspire Global plc (“Aspire”) pursuant to which we acquired the Business to Consumer (B2C) business of Aspire. The acquisition was completed on November 29, 2021. The total acquisition price was €65,000,000 payable as follows: (i) a cash amount of €50,000,000; (ii) €10,000,000, payable in accordance with the terms of an unsecured subordinated promissory note (“Note”); and (iii) 186,838 shares of Company common stock, which were valued at €5,000,000 (based on the weighted-average per-share price of the ten trading days prior to the execution date of the acquisition agreement.

On September 30, 2021, we entered into subscription agreements with investors pursuant to which the investors agreed to subscribe for and purchase, and we agreed to issue and sell to such investors, simultaneous with the closing of the acquisition agreement, shares of Series A Convertible Preferred Stock (the “Preferred Stock”) for a purchase price of $1,000.00 per share (the “Private Placement”). For each share of Preferred Stock issued, we issued the investor a warrant to purchase 150% of the shares of common stock underlying the Preferred Stock (the “Warrants”). The aggregate Private Placement was $37,700,000.

Pursuant to the subscription agreements, we are required to hold a meeting of shareholders no later than 120 days after the issuance date soliciting the affirmative vote at the shareholder meeting for approval of resolutions providing for the approval of the conversion of the Preferred Stock into our common stock and the exercise of the Warrants in compliance with the rules and regulations of the Nasdaq Stock Market (the “Shareholder Approval”). We agreed that if Shareholder Approval is not received within 120 days after the issuance date, the number of shares underlying the Warrants shall increase from 150% of the shares of common stock underlying the Preferred Stock to 160% of the shares of common stock underlying the Preferred Stock.

Until Shareholder Approval is received, without the approval of the holders of 60% of the Preferred Stock, other than certain defined exempt issuances, we are not permitted to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any common stock or common stock equivalents or (ii) file any registration statement or any amendment or supplement thereto.

The Preferred Stock is entitled to receive dividends, at a rate of 14.0% per annum, in cash or in kind, which shall be payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the issuance date and ending on the 18-month anniversary provided the Shareholder Approval has been received. With limited exceptions, the Preferred Stock has no voting rights. Upon any liquidation, dissolution or winding-up of the Company, the holders of the Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company available to shareholders, an amount equal to the greater of: (i) the purchase price for each share of Preferred Stock then held, or (ii) the amount the holders would have received had the holders fully converted the Preferred Stock to Company common stock, in each case, before any distribution or payment shall be made to the holders of the Company’s common stock.

If, and only if, we receive Shareholder Approval, the Preferred Stock will be convertible into our common stock at an initial conversion price of $28.00 per share (“Conversion Price”); provided that the Conversion Price is subject to anti-dilution protection (the “Preferred Anti-Dilution Provision”) upon any subsequent transaction at a price lower than the Conversion Price then in effect. This means that, with certain exceptions, if we issue securities at less than $28.00 per share, the Conversion Price will be reduced to such lower price.

In addition, nine months from the issuance date (the “Adjustment Date”), the Conversion Price shall be adjusted to the lesser of: (i) the Conversion Price in effect on the Adjustment Date, or (ii) 85% of the average closing price of the Company’s common stock for the fifteen trading days prior to the Adjustment Date. If the Company’s EBITDA is equal to or greater than $2,000,000 for the quarter ending March 31, 2022, then no adjustment pursuant to the foregoing sentence will cause the Conversion Price to be less than $20.00.

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Upon receipt of Shareholder Approval, the Warrants will become exercisable and will expire on the fifth anniversary thereafter. The Warrants will initially be exercisable at an exercise price of $30.00 per share, provided that the exercise price is subject to anti-dilution protection upon any subsequent transaction at a price lower than the exercise price then in effect. This means that, with certain exceptions, if we issue securities at less than $30.00 per share, the exercise price will be reduced to such lower price. The Warrants can be exercised on a cashless basis if there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of common stock underlying the Warrants.

The holders of the Preferred Stock and Warrants will not have the right to convert or exercise any portion of the Preferred Stock and Warrants to the extent that, after giving effect to such conversion, such holder (together with certain related parties) would beneficially own in excess of 4.99% of the Company’s common stock outstanding immediately after giving effect to such conversion or exercise.

We agreed to use commercially reasonable efforts to file as soon as reasonably practicable, but in any event no later than 45 calendar days after the issuance date and use commercially reasonable efforts to cause to be declared effective as soon as reasonably practicable thereafter, a registration statement filed with the SEC registering the resale of all of the common stock underlying the Preferred Stock and Warrants issued to the holders.

Effect of Issuance of Additional Common Stock

If this Proposal 4 is approved, the Preferred Stock and Warrants will be immediately convertible or exercisable, as applicable, at the discretion of the holder. Upon Shareholder Approval, there will be 2,019,643 shares of common stock underlying the Warrants, which number of shares is fixed (other than for any stock dividend, stock split, stock combination, reclassification or similar transaction). Upon Shareholder Approval, the Preferred Stock will be convertible as follows:

•	if the Conversion Price is $28.00, the Preferred Stock will be convertible into 1,346,429 shares of our common stock, or 8.7% of our outstanding common stock;

•	if the Conversion Price is $20.00, the Preferred Stock will be convertible into 1,885,000 shares of our common stock, or 11.7% of our outstanding common stock;

•	if the Conversion Price is $15.00, the Preferred Stock will be convertible into 2,513,333 shares of our common stock, or 15.1% of our outstanding common stock; and

•	if the Conversion Price is $10.00, the Preferred Stock will be convertible into 3,770,000 shares of our common stock, or 21.7% of our outstanding common stock.

As there is no floor price to the price adjustment that may occur pursuant to the “Preferred Anti-Dilution Provision”, we cannot be certain as to the Conversion Price for the Preferred Stock, and accordingly, as to the exact number of shares of common stock issuable thereunder. As such, the exact magnitude of the dilutive effect cannot be conclusively determined, but the dilutive effect may be material to our current stockholders. Accordingly, the holders of the Preferred Stock could significantly influence future Company decisions.

If we receive Shareholder Approval, the issuance of securities in the Private Placement may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of our common stock issued to the holders upon conversion of the Preferred Stock or exercise of the Warrants could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of our common stock that may be issued upon conversion of the Preferred Stock or exercise of the Warrants may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

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Basis of Stockholder Approval Requirements

Our common stock is listed on the NASDAQ Capital Market, and we are subject to the NASDAQ listing standards set forth in its Listing Rules. Listing Rule 5635(a)(1) requires stockholder approval prior to the issuance of securities “in connection with” the acquisition of the stock or assets of another company, where due to the present or potential issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (i) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (ii) is or will be in excess of 20% of the outstanding common stock prior to the issuance.

In addition, under NASDAQ Listing Rule 5635(d), prior stockholder approval is required for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value of the common stock if the securities are convertible into 20% or more of a company’s common stock.

Since the Conversion Price of the Preferred Stock can be adjusted downward, it is possible that the issuance and conversion of the Preferred Stock and exercise of the Warrants could, in the future, result in the issuance of more than 20% of our common stock. We generally have no control over whether the holders will convert the Preferred Stock or exercise the Warrants. Given the foregoing, we are seeking stockholder approval under this Proposal, to comply with Nasdaq Listing Rule 5635(d), to issue more than 20% of our outstanding common stock to the holders of the Preferred Stock and Warrants. In addition, to the extent the Private Placement is deemed to be in connection with the Aspire acquisition, we are seeking stockholder approval under this Proposal, to comply with Nasdaq Listing Rule 5635(a)(1).

Consequences of Not Approving this Proposal

If our stockholders do not approve this Proposal 4, without the approval of the holders of 60% of the holders of the Preferred Stock, we will not be permitted to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any common stock or common stock equivalents. This will limit our ability to raise future financing. In addition, if shareholder approval is not obtained, we agreed to cause an additional shareholder meeting to be held on or prior to the six month-anniversary of the issuance of the Preferred Stock. If, despite our reasonable best efforts the shareholder approval is not obtained after such subsequent shareholder meetings, we agreed to cause an additional shareholder meeting to be held each quarter thereafter until shareholder approval is obtained.

Vote Required and Recommendation of the Board of Directors

The approval of this Proposal 4 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders “FOR” approval, for purposes of complying with Nasdaq Listing Rule 5635, of (i) the conversion of the Series A Convertible Preferred Stock issued in the 2021 Private Placement into Company common stock, and (ii) the issuance of Company common stock underlying warrants issued in the 2021 Private Placement.

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PROPOSAL 5: Approval of “weighted-average” anti-dilution share adjustment provision included in Lender Warrant.

Background and Overview

On September 30, 2021, we entered into an acquisition agreement with Aspire Global plc (“Aspire”) pursuant to which we acquired the Business to Consumer (B2C) business of Aspire. The acquisition was completed on November 29, 2021. The total acquisition price was €65,000,000 payable as follows: (i) a cash amount of €50,000,000; (ii) €10,000,000, payable in accordance with the terms of an unsecured subordinated promissory note (“Note”); and (iii) 186,838 shares of Company common stock, which were valued at €5,000,000 (based on the weighted-average per-share price of the ten trading days prior to the execution date of the acquisition agreement.

On November 29, 2021, we entered a credit agreement (the “Credit Agreement”) with CP BF Lending, LLC (“Lender”), pursuant to which the Lender agreed to make a single loan to the Company of $30,000,000 (the “Loan”). For more information about the terms of the Note, please see Note 9 to the Notes to the Financial Statements in the Annual Report. Pursuant to the Credit Agreement, the Lender has the right to designate a non-voting observer to attend all meetings of the Company’s Board of Directors and any committees thereof, and will receive all information related to those meetings (including any reports or documents, if any, that are prepared for review by the Board at the same time as any members of the Board receive such documents).

In connection with the Loan, we issued the Lender a warrant (the “Lender Warrant”) to purchase 1,567,840 shares of our common stock at an exercise price of $25.00 per share expiring on the earlier to occur of (i) five years following the issue date or (ii) the second anniversary of the satisfaction of all of our obligations under the Credit Agreement. The exercise price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock.

In addition, the exercise price of the Lender Warrant is subject to “weighted-average” anti-dilution price protection for issuances by us below the exercise price (other than certain defined exempt issuances), and, upon shareholder approval of this Proposal 5, the number of shares underlying the Lender Warrant shall also be adjusted for issuances to which the “weighted-average” anti-dilution protection applies.

The Lender will not have the right to exercise any portion of the Lender Warrant if the Lender (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of our stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Lender Warrant, which beneficial ownership amount, at the election of the Lender may be increased to any other percentage not in excess of 19.99% as specified by the Lender. If a fundamental transaction occurs, then the successor entity will succeed to, and be substituted for us, and will assume all of our obligations under the Lender Warrant with the same effect as if such successor entity had been named in the Lender Warrant itself.

We agreed to use commercially reasonable efforts to file as soon as reasonably practicable, but in any event no later than 45 calendar days after the issuance date, and use commercially reasonable efforts to cause to be declared effective as soon as reasonably practicable thereafter, a registration statement filed with the SEC registering the resale of all of the common stock underlying the Lender Warrant issued to the Lender.

Effect of Issuance of Additional Common Stock

The Lender Warrant is currently exercisable for 1,567,840 shares of common stock at an exercise price of $25.00 per share. With certain exceptions, if we issue shares at a price that is less than the exercise price in effect immediately prior to such issuance, then immediately upon such issuance, the exercise price shall be reduced to an exercise price as is computed using the following formula: X =(A x B + C) ÷ (A + D)

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Where:

X = the reduced exercise price.

A = the common stock outstanding immediately prior to such issuance.

B = the exercise price then in effect immediately prior to such issuance.

C = the aggregate consideration, if any, received by us upon such issuance.

D = the aggregate number of shares of common stock issued by us.

If this Proposal 5 is approved, if the exercise price of the Lender Warrant is reduced pursuant to the above formula, then upon such adjustment, the number of shares of common stock underlying the Lender Warrant will be increased to a number of shares of common stock as is computed using the following formula: X' = X(Y ÷ Y')

Where:

X' = the adjusted total number of shares underlying the Lender Warrant.

X = the total number of shares underlying the Lender Warrant previously issuable upon exercise of the Lender Warrant.

Y = the exercise price immediately prior to the adjustment.

Y' = the adjusted exercise price pursuant the above formula.

As there is no floor price to the exercise price adjustment that may occur, we cannot be certain as to the adjustment that may occur to number of shares underlying the Lender Warrant if this Proposal 5 is approved. As such, the exact magnitude of the dilutive effect cannot be conclusively determined, but the dilutive effect may be material to our current stockholders. Accordingly, if the Lender exercises the Lender Warrant they could significantly influence future Company decisions.

If we receive approval for this Proposal 5, the adjustment to the shares underlying the Lender Warrant may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the sale of our common stock issued to the Lender upon exercise of the Lender Warrant could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of our common stock that may be issued upon exercise of the adjusted Lender Warrant may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Basis of Stockholder Approval Requirements

Our common stock is listed on the NASDAQ Capital Market, and we are subject to the NASDAQ listing standards set forth in its Listing Rules. Listing Rule 5635(a)(1) requires stockholder approval prior to the issuance of securities “in connection with” the acquisition of the stock or assets of another company, where due to the present or potential issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (i) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (ii) is or will be in excess of 20% of the outstanding common stock prior to the issuance.

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In addition, under NASDAQ Listing Rule 5635(d), prior stockholder approval is required for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value of the common stock if the securities are convertible into 20% or more of a company’s common stock.

Since approval of this Proposal 5 could result in the number of shares underlying the Lender Warrant to be adjusted upward, it is possible that the exercise of the Lender Warrant could, in the future, result in the issuance of more than 20% of our common stock. We have no control over whether the Lender will exercise the Lender Warrant. Given the foregoing, we are seeking stockholder approval under this Proposal, to comply with Nasdaq Listing Rule 5635(d), to issue more than 20% of our outstanding common stock to the holders of the Lender Warrant. In addition, to the extent the issuance of the Lender Warrant is deemed to be in connection with the Aspire acquisition, we are seeking stockholder approval under this Proposal, to comply with Nasdaq Listing Rule 5635(a)(1).

Consequences of Not Approving this Proposal

Pursuant to the Lender Warrant, we are required to hold a meeting of our shareholders, no later than 120 days after the issuance date soliciting the affirmative vote at the meeting for approval of resolutions providing for the approval of the issuance of all of the common stock underlying the Lender Warrant in compliance with the rules and regulations of the Nasdaq Stock Market. If shareholder approval is not obtained, we agreed to cause an additional shareholder meeting to be held on or prior to the six month-anniversary of the issuance of the Lender Warrant. If, despite our reasonable best efforts the shareholder approval is not obtained after such subsequent shareholder meetings, we agreed to cause an additional shareholder meeting to be held each quarter thereafter until shareholder approval is obtained.

Vote Required and Recommendation of the Board of Directors

The approval of this Proposal 5 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval , for purposes of complying with Nasdaq Listing Rule 5635, a “weighted-average” anti-dilution share adjustment provision included in the Lender Warrant.

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PROPOSAL 6: AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 4 and/or Proposal 5, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 4 and/or Proposal 5. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 4 or Proposal 5, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of this Proposal 6 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4 and/or Proposal 5.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended September 30, 2021 (the Annual Report) are available online at www.proxyvote.com.

A copy of our Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to Esports Technologies, Inc., 197 E. California Ave. Ste. 302, Las Vegas, NV 89104, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Esports Technologies, Inc., 197 E. California Ave. Ste. 302, Las Vegas, NV 89104, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

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STOCKHOLDER PROPOSALS AND SUBMISSIONS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2022 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than the close of business on September 15, 2022, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted to our executive offices located at 197 E. California Ave. Ste. 302, Las Vegas, NV 89104, Attn: Corporate Secretary.

In order for proposals of stockholders made outside of Rule 14a-8, and to be considered “timely” without including such proposal in our proxy statement, our Bylaws require a notice of the proposal to be delivered not less than 120 days prior to the anniversary of the mailing date of our proxy materials for the preceding annual meeting of stockholders. The notice of the proposal also must comply with the content requirements for such notices set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors ESPORTS TECHNOLOGIES, INC.

/s/ Aaron Speach
Aaron Speach
Chief Executive Officer, President and Director

Las Vegas, Nevada

January 13, 2022

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APPENDIX A

ESPORTS TECHNOLOGIES, INC.
2020 STOCK PLAN

(Adopted as of December 9, 2020; Amended as of February 9, 2022)
______________________

Section 1.	Establishment and Purpose.

1.1                The Board of Directors of Esports Technologies, Inc. (the “Company”) hereby establishes the Esports Technologies, Inc. 2020 Stock Plan (the “Plan”) effective as of December 9, 2020, and amended as of February 9, 2022, and approved by the Company’s stockholders at the Company’s annual meeting on February 9, 2022. Awards granted prior to the effective date of the Plan’s amendment and restatement shall be governed by the terms of the Plan as in effect on the grant date of the Award.

1.2                The purpose of the Plan is to attract and retain outstanding individuals as Key Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees, Directors and Consultants, and to provide such Key Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1                “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award, a Stock Unit Award or an SAR.

2.2               “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Award Agreement or SAR Agreement evidencing an Award granted under the Plan.

2.3                “Board” means the Board of Directors of the Company.

2.4                “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5                “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6                “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.7                “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.8                “Company” means Esports Technologies, Inc., a Nevada corporation.

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2.9               “Consultant” means any person, including an advisor, who is engaged by the Company or an affiliate to render consulting or advisory services and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

2.10             “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.11             “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.12             “Fair Market Value” means as of any date, the closing price of a share of Common Stock on the national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a national securities exchange, the over-the-counter market on which the Common Stock trades, or, if the Common Stock is not listed on a national securities exchange or an over-the-counter market, as determined by the Board as of such date, or, if no trading occurred on such date, as of the trading day immediately preceding such date.

2.13             “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.14             “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.15             “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.16             “Participant” means a Key Employee, Director or Consultant selected to receive an Award under the Plan.

2.17             “Plan” means the Esports Technologies, Inc. 2019 Stock Plan.

2.18             “Stock Appreciation Right” or “SAR” means a grant of a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.19             “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.20             “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.21             “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.22             “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.	Administration.

3.1                The Board.

The Plan shall be administered by the Committee, which shall be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act, unless the Board otherwise determines.

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3.2                Authority of the Committee.

(a)                The Committee, in its sole discretion, shall determine the Key Employees and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b)                To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Committee may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act.

(c)                 The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)                No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3                Award Agreements.

(a)                 Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (i) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (ii) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (iii) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

Section 4.	Shares of Common Stock Subject to Plan.

4.1                Total Number of Shares.

(a)                 The total number of shares of Common Stock that may be issued under the Plan shall be 5,000,000 (which reflects the 4,000,000 shares previously authorized under the Plan and 1,000,000 shares to be issued under the Plan pursuant to this amendment and restatement). Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

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(b)                The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock purchased by the Company with proceeds from a Stock Option exercise shall not again be available for issuance pursuant to subsequent Awards, shall count against the aggregate number of shares that may be issued under the Plan and shall not increase the number of shares available under the Plan.

(c)                 If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

4.2                Shares Under Awards.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a)                 The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options or SARs in any calendar year is 1,500,000, except that the maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options or SARs in the calendar year in which such Key Employee begins employment with the Company or its Subsidiaries is 1,500,000.

(b)                The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) is 5,000,000 (which reflects the 4,000,000 shares previously authorized under the Plan and 1,000,000 shares to be issued under the Plan pursuant to this amendment and restatement).

(c)                 The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that may be granted to any Key Employee in any calendar year is 1,500,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares on the date on which the Award is settled.

(d)                The maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one calendar year to any Director, taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $300,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3                Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or SARs or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Committee determines to be equitable under the circumstances.

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Section 5.	Grants of Stock Options.

5.1                Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs. Stock Options granted under the Plan to Directors who are not employees of the Company or any Subsidiary will be NSOs.

5.2                Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

5.3                Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a)                 The per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b)                Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)                 No dividends or dividend equivalents shall be paid with respect to any shares subject to a Stock Option prior to the exercise of the Stock Option.

(d)                Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

5.4                Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)                 The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

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(b)                Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c)                 No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5                Exercise of Stock Options.

(a)                 A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b)                The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price; (iv) by delivering previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

Section 6.	Stock Awards.

6.1                Grant.

The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

6.2                Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a)                 The Award Agreement shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

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(b)                The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(c)                 Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to such shares and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Award Agreement. Any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

Section 7.	Stock Unit Awards.

7.1                Grant.

The Committee may, in its discretion, grant Stock Unit Awards to any Participant. Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event as provided in the Stock Unit Award Agreement.

7.2                Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a)                 The Stock Unit Agreement shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)                The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)                 Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a stockholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Participant shall be entitled to receive on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement. Such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

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Section 8.	SARs.

8.1                Grant.

The Committee may grant SARs to Participants. Upon exercise, an SAR entitles the Participant to receive from the Company the number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise. Cash shall be delivered in lieu of any fractional shares. The terms and conditions of any such Award shall be determined at the time of grant.

8.2                SAR Agreement.

(a)                 Each SAR shall be evidenced by a written SAR Agreement specifying the terms and conditions of the SAR as the Committee may determine, including the SAR exercise price, expiration date of the SAR, the number of shares of Common Stock to which the SAR pertains, the form of settlement and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

(b)                The per Share exercise price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.

(c)                 Each SAR shall expire and all rights thereunder shall cease on the date fixed by the Committee in the related SAR Agreement, which shall not be later than the ten years after the date of grant; provided however, if a Participant is unable to exercise an SAR because trading in the Common Stock is prohibited by law or the Company’s insider-trading policy, the SAR exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

(d)                Each SAR shall become exercisable as provided in the related SAR Agreement; provided that notwithstanding any other Plan provision, the Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of the Participant’s termination of employment, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(e)                 No dividends or dividend equivalents shall be paid with respect to any SAR prior to the exercise of the SAR.

(f)                  A person entitled to exercise an SAR may do so by delivery of a written notice in accordance with procedures established by the Committee specifying the number of shares of Common Stock with respect to which the SAR is being exercised and any other information the Committee may prescribe. As soon as reasonably practicable after the exercise of an SAR, the Company shall (i) issue the total number of full shares of Common Stock to which the Participant is entitled and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares it would otherwise be obligated to deliver.

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Section 9.	Change in Control.

9.1                Effect of a Change in Control.

(a)                 Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 9.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest level, as applicable, in order that Participants may realize the benefits thereunder.

(b)                In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

9.2                Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a)                 any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b)                the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c)                 the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d)                there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

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In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 10.	Payment of Taxes.

(a)                 In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company shall require the Participant to pay the Company the minimum amount of federal, state, local or foreign taxes required to be withheld, and in the Company’s sole discretion, the Company may permit the Participant to pay the Company up to the maximum individual statutory rate of applicable withholding.

(b)                The Company in its sole discretion may make available one or more of the following alternatives for the payment of such taxes: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; (iv) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 11.	Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option or SAR for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a)                 to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)                to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c)                 to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

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Section 12.	Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 13.	Delivery of Shares.

Shares of Common Stock issued pursuant to a Stock Award, the exercise of a Stock or SAR or the settlement of a Stock Unit Award shall be represented by stock certificates or on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however, that upon the written request of the Participant, the Company shall issue, in the name of the Participant, stock certificates representing such shares of Common Stock.  Notwithstanding the foregoing, shares granted pursuant to a Stock Award shall be held by the Secretary of the Company until such time as the shares are forfeited or settled.

Section 14.	Termination or Amendment of Plan and Award Agreements.

14.1             Termination or Amendment of Plan.

(a)                 Except as described in Section 14.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b)                The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

14.2             Amendment of Award Agreements.

The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

14.3             No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs without stockholder approval. For this purpose, repricing includes (i) a reduction in the exercise price of the Stock Option or SARs or (ii) the cancellation of a Stock Option in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Options or SARs, other Awards or any other consideration provided by the Company, but does not include any adjustment described in Section 4.3.

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Section 15.	No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 16.	Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Nevada, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

Section 17.	Effective Date and Term of Plan.

17.1             Effective Date.

(a)                 The Plan has been adopted by the Board, and is effective, as of December 9, 2020, subject to the approval of the Plan by the stockholders of the Company.

(b)                In the event the Plan is not approved by stockholders of the Company within 12 months of the date hereof, the Plan shall have no effect.

17.2             Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after December 9, 2030.

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ESPORTS TECHNOLOGIES, INC.
197 E. CALIFORNIA AVENUE
SUITE 302
LAS VEGAS, NV 89104

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EBET2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D65335-Z81772 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESPORTS TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The Board of Directors has nominated the following four persons for election as directors of the Company: Aaron Speach, Michael Nicklas, Dennis Neilander and Christopher S. Downs. Their term will expire at the next Annual Meeting of Stockholders, or until their successors are duly elected and qualified.	☐	☐	☐

Nominees:

01) Aaron Speach
02) Michael Nicklas
03) Dennis Neilander
04) Christopher S. Downs

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

The board of directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy materials are available at www.proxyvote.com.

D65336-Z81772

ESPORTS TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
FEBRUARY 9, 2022

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated January 12, 2022, and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2021 (the "proxy materials"). The undersigned stockholder hereby appoints Aaron Speach and James Purcell, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of Esports Technologies, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held virtually, on February 9, 2022 at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1, AND FOR THE PROPOSALS SET FORTH IN ITEMS 2, 3, 4, 5 AND 6. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY UNDERSIGNED.

Continued and to be signed on the reverse side